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Exhibit 23

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement (Form S-3 No. 333-30786) of Hewlett-Packard Company pertaining to $3 billion debt securities, common stock & warrant,

  (2)
  Registration Statement (Form S-3 No. 333-83346) of Hewlett-Packard Company pertaining to $3 billion debt securities, common stock & warrant,

  (3)
  Registration Statement (Form S-3 No. 333-86378) of Hewlett-Packard Company pertaining to assumption of outstanding options under various Compaq stock plans,

  (4)
  Registration Statement (Form S-3ASR No. 333-134327) of Hewlett-Packard Company pertaining to $1 billion debt securities, common stock and warrants,

  (5)
  Registration Statement (Form S-8 No. 333-124281) pertaining to the Executive Deferred Compensation Plan,

  (6)
  Registration Statement (Form S-8 No. 333-114253) pertaining to the 2004 Stock Incentive Plan,

  (7)
  Registration Statement (Form S-8 No. 333-124280) pertaining to the 2000 Employee Stock Purchase Plan,

  (8)
  Registration Statement (Form S-8 No. 333-35836) pertaining to the 2000 Stock Plan and 2000 Employee Stock Purchase Plan,

  (9)
  Registration Statement (Form S-8 No. 333-22947) pertaining to the 1997 Director Stock Plan,

  (10)
  Registration Statement (Form S-8 No. 033-58447) pertaining to the 1995 Incentive Stock Plan,

  (11)
  Registration Statement (Form S-8 No. 033-38579) pertaining to the 1990 Incentive Stock Plan

  (12)
  Registration Statement (Form S-8 No. 333-124282) pertaining to the 2005 Executive Deferred Compensation Plan,

  (13)
  Registration Statement (Form S-8 No. 002-92331) pertaining to the Hewlett-Packard Company 401(k) Plan,

  (14)
  Registration Statement (Form S-8 No. 033-31496) pertaining to the Employee Stock Purchase Plan and Service Anniversary Stock Plan,

  (15)
  Registration Statement (Form S-8 No. 333-138783) pertaining to the Mercury Interactive Corporation Amended and Restated 2000 Supplemental Stock Option Plan, Mercury Interactive Corporation Amended and Restated 1999 Stock Option Plan, Appilog, Inc. 2003 Stock Option Plan, Freshwater Software, Inc. 1997 Stock Plan, Kintana, Inc. 1997 Equity Incentive Plan, Performant, Inc. 2000 Stock Option/Restricted Stock Plan, and Systinet Corporation 2001 Stock Option and Incentive Plan,

  (16)
  Registration Statement (Form S-8 No. 333-131406) pertaining to the 2003 Equity Incentive Plan of Peregrine Systems, Inc.,

  (17)
  Registration Statement (Form S-8 No. 333-129863) pertaining to the AppIQ, Inc. 2001 Stock Option and Incentive Plan,

  (18)
  Registration Statement (Form S-8 No. 333-114254) pertaining to the TruLogica, Inc. 2003 Stock Plan,

  (19)
  Registration Statement (Form S-8 No. 333-113148) pertaining to the Consera Software Corporation 2002 Stock Plan,

  (20)
  Registration Statement (Form S-8 No. 333-45231) pertaining to the VeriFone, Inc. 1997 Non-Qualified Employee Stock Purchase Plan,

  (21)
  Registration Statement (Form S-8 No. 333-30459) pertaining to the VeriFone, Inc. Amended and Restated 1992 Non-Employee Directors' Stock Option Plan, VeriFone, Inc. Amended and Restated Incentive Stock Option Plan, VeriFone, Inc. Amended and Restated 1987 Supplemental Stock Option Plan and VeriFone, Inc. Amended and Restated Employee Stock Purchase Plan,

  (22)
  Registration Statement (Form S-8 No. 033-65179) pertaining to the 1995 Convex Stock Option Conversion Plan,

  (23)
  Registration Statement (Form S-8 No. 333-114346) pertaining to the Novadigm, Inc. 1992 Stock Option Plan, Novadigm, Inc. 1999 Nonstatutory Stock Option Plan (as amended on April 30, 2003) and Novadigm, Inc. 2000 Stock Option Plan,

  (24)
  Registration Statement (Form S-8 No. 333-114255) pertaining to the Digital Equipment (India) Limited 1999 Stock Option Plan and Digital GlobalSoft Limited 2001 Stock Option Plan,

  (25)
  Registration Statement (Form S-8 No. 333-87788) pertaining to the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, Compaq Computer Corporation 1985 Stock Option Plan, Compaq Computer Corporation 1989 Equity Incentive Plan, Compaq Computer Corporation 1995 Equity Incentive Plan, Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors, Compaq Computer Corporation 1998 Stock Option Plan and Compaq Computer Corporation 2001 Stock Option Plan,

  (26)
  Registration Statement (Form S-8 No. 333-85136) pertaining to the Indigo N.V. Flexible Stock Incentive Plan and Indigo N.V. 1996 International Flexible Stock Incentive Plan,

  (27)
  Registration Statement (Form S-8 No. 333-70232) pertaining to the StorageApps Inc. 2000 Stock Incentive Plan,

  (28)
  Registration Statement (Form S-8 No. 333-146630) pertaining to the Opsware Inc. Amended and Restated 2000 Incentive Stock Plan, the iConclude Co. 2005 Stock Plan and the Rendition Networks, Inc. Amended and Restated 1998 Stock Option Plan,

  (29)
  Registration Statement (Form S-8 No. 333-145920) pertaining to the S.P.I. Dynamics Incorporated 2000 Stock Incentive Plan,

  (30)
  Registration Statement (Form S-8 No. 333-143632) pertaining to the Arteis Inc. 2001 Stock Plan and the Arteis Inc. Amended and Restated 2005 Stock Plan,

  (31)
  Registration Statement (Form S-8 No. 333-142175) pertaining to the Apatar, Inc. 2005 Stock Incentive Plan and the PolyServe, Inc. 2000 Stock Plan, and

  (32)
  Registration Statement (Form S-8 No. 333-140857) pertaining to the Bitfone Corporation 2001 Stock Incentive Plan;

of Hewlett-Packard Company of our reports dated December 14, 2007, with respect to the consolidated financial statements and schedule of Hewlett-Packard Company and the effectiveness of Hewlett-Packard Company's internal control over financial reporting included in this Annual Report (Form 10-K) for the year ended October 31, 2007.

                      /s/  ERNST & YOUNG LLP

San Jose, California
December 14, 2007

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  Exhibit 23
Consent of Independent Registered Public Accounting Firm